UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34094	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 21, 2012, Offshore Group Investment Limited (“OGIL”), a wholly-owned subsidiary of Vantage Drilling Company (“Vantage” or the “Company”), and the Company, as borrowers, and the Company and certain of its subsidiaries, as guarantors, entered into a secured revolving credit agreement (the “Credit Agreement”) with Royal Bank of Canada, as lender and collateral agent, to provide the Company with advances and letters of credit up to an aggregate principal amount of $25.0 million, maturing June 21, 2015.

Advances under the Credit Agreement bear interest at the ABR (as defined in the Credit Agreement) plus a margin of 3.50% or LIBOR plus a margin of 4.50%, at the Company’s option. The Company may prepay outstanding advances subject to certain prepayment minimums at any time.

The Credit Agreement includes customary covenants and events of default, including covenants that, among other things, restrict the granting of liens on certain assets, restrict the incurrence of indebtedness and the conveyance of and modification to vessels, require that the Company and certain subsidiaries maintain certain financial ratios, and require that the Company provide periodic financial reports. The Credit Agreement also contains certain other covenants similar to those in the Indenture governing OGIL’s 11  1/2% Senior Secured First Lien notes due 2015 (the “Notes”). Advances under the Credit Agreement are secured by a lien on certain assets of the Company, OGIL, and the guarantors, which are substantially similar to those assets previously pledged to Wells Fargo Bank as collateral trustee in connection with the Notes.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 4.1, and the contents thereof are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events

On June 21, 2012, the Company announced two contract awards for its Sapphire Driller jackup rig and an extension of the current contract relating to the Emerald Driller jackup rig. A copy of the press release announcing these developments is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

4.1	Credit Agreement dated as of June 21, 2012 among OGIL, Vantage, the subsidiary guarantors party thereto, and Royal Bank of Canada, as lender and collateral agent.

99.1	Press Release dated June 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING COMPANY

Date: June 25, 2012	By:	/s/ Douglas G. Smith
Douglas G. Smith Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

4.1	Credit Agreement dated as of June 21, 2012 among OGIL, Vantage, the subsidiary guarantors party thereto, and Royal Bank of Canada, as lender and collateral agent.

99.1	Press Release dated June 21, 2012.